UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2004

The SCO Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

355 South 520 West

Lindon, Utah 84042

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 765-4999

N/A

(Former name or former address, if changed since last report)

Item 5.                       Other Events and Regulation FD Disclosure.

On March 3, 2004, The SCO Group, Inc. issued a press release related to a copyright infringement lawsuit it filed against AutoZone, Inc., which is attached to this Current Report on Form 8-K as Exhibit 99.1, and a press release related to a lawsuit it will file today against DaimlerChrysler Corporation, which is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 7.    Financial Statements and Exhibits.

(c)                                              Exhibits

99.1                                       Press Release of The SCO Group, Inc. dated March 3, 2004, regarding its copyright infringement lawsuit against AutoZone, Inc.

99.2                                       Press Release of The SCO Group, Inc. dated March 3, 2004, regarding its lawsuit to be filed against DaimlerChrysler Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2004

	By:	/s/ Robert K. Bench
Chief Financial Officer
Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The SCO Group, Inc. dated March 3, 2004, regarding its copyright infringement lawsuit against AutoZone, Inc.
99.2	Press Release of The SCO Group, Inc. dated March 3, 2004, regarding its lawsuit to be filed against DaimlerChrysler Corporation